UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 14, 2005

                                -----------------

                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           Delaware                       0-32383                23-3070336
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                    Identification No.)

      c/o Pegasus Communications Management Company
                   225 City Line Avenue
                Bala Cynwyd, Pennsylvania                   19004
         (Address of Principal Executive Offices)         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (800) 376-0022


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

         On April 14, 2005, an agreement, in the form of a Stipulation and Order (the "Stipulation"), was entered into among Pegasus Satellite Communications, Inc. ("Pegasus Satellite") and its affiliated subsidiaries for federal income tax purposes (collectively, the "PSC Group") and Pegasus Communications Corporation ("Pegasus Communications") and its affiliated subsidiaries for federal income tax purposes other than the PSC Group (collectively, the "PCC Group"). The purpose of the Stipulation is to resolve disputes regarding entitlement to various tax attributes, govern the parties' conduct in reporting their federal, state and local income tax liabilities, including the determination and calculation of their respective tax attributes, and govern the parties' other tax-related matters with respect to the Chapter 11 cases of Pegasus Satellite and certain of its subsidiaries (collectively, the "Debtors") currently pending in the United States Bankruptcy Court for the District of Maine (the "Bankruptcy Court").

         Pursuant to the Stipulation, which is subject to final approval by the Bankruptcy Court on or before June 15, 2005, Pegasus Communications and the Debtors have agreed that Pegasus Communications will cease filing tax returns that include the PSC Group on a consolidated basis for federal, state and local purposes for all tax periods beginning on or after January 1, 2004. For federal, state and local income tax purposes, the parties also agreed to apportion to the PSC Group certain historic tax attributes that arose in periods preceding deconsolidation. In addition, the parties agreed that no member of the PCC Group shall take a deduction for the worthlessness of stock in any member of the PSC Group until the date on which Pegasus Communications no longer holds any stock in Pegasus Satellite, provided that such deduction, if not taken earlier, may in any event be taken as of December 31, 2005 or any subsequent date.

         A copy of the Stipulation is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01         Other Events.

         On April 15, 2005, the Bankruptcy Court entered an order confirming the Debtors' Plan of Reorganization. Copies of the Plan of Reorganization and the order are posted to the Debtors' website, www.pgtv.com/283cc/legal.htm.


Item 9.01         Financial Statements and Exhibits.

(a) - (b)         Not applicable.

(c)               Exhibits.

Exhibit
Number            Description of Exhibit

10.1              Stipulation and Order dated April 14, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      PEGASUS COMMUNICATIONS CORPORATION


                                      By        /s/ Scott A. Blank
                                         --------------------------------------
                                               Scott A. Blank,
                                               Senior Vice President


Date:  April 20, 2005


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                                  EXHIBIT INDEX

Exhibit No.                Description
10.1                       Stipulation and Order dated April 14, 2005.



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